Related party transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
13.	Related party transactions:

In April 2008, the Company entered into a three year employment agreement with the former Chief Executive Officer, Mr. Wahbe, which was renewed for a further one year period during 2011. Compensation payable to the CEO consists of an annual salary of up to Cdn$450,000, that is payable through the issuance of up to 300,000 Diversinet common shares annually, and a bonus of up to Cdn$300,000 that is payable through the issuance of up to 200,000 Diversinet common shares annually as determined by Diversinet’s Board of Directors. Compensation cost is capped at the value of the common shares issued under the terms of the agreement. The CEO is also entitled to reimbursement of up to Cdn$6,000 per month in expenses. In addition, in 2008, the Company granted the CEO options to purchase 1,500,000 common shares at $0.55 per share, vesting annually in arrears over a four year period. During 2008 Mr. Wahbe received 50,000 options. During 2011 and 2010 the former CEO received an additional 300,000 common shares and Cdn$72,000 in compensation. During 2009 the former CEO received 500,000 common shares (of which 200,000 common shares were issued subsequent to year end) and Cdn$72,000 in compensation. As of December 31, 2011, the former CEO owns 9,075,000 common shares and 1,500,000 options, representing approximately 23.8% of the issued and outstanding common shares of the Company, assuming the exercise of such options. The former CEO is also the Chairman of the Company’s Board of Directors. Effective December 14, 2011, the Company has engaged a new CEO.

In May 2011, we appointed Mr. Alan Portela, currently CEO of Airstrip Technologies Inc., to the Company’s board of directors. Additionally, Mr. Portela serves as chairman of the Diversinet Executive Advisory Board. The consulting firm founded by Mr. Portela, Hybrid Clinical Transformation LLC (“Hybrid”), has also been retained by Diversinet to provide sales and business development services. In 2011, options to purchase 513,257 common shares at $0.49 per share, vesting quarterly in arrears over a two year period were granted to Mr. Portela. During 2011, the Company paid Hybrid $70,000. The Company has transacted these services at the exchange amount.

In December 2011, we appointed Dr. Hon Pak, a recently retired Chief Information Officer (CIO) of the U.S. Army Medical Department, as interim Chief Executive Officer. The consulting firm founded by Dr. Pak, HSP Consulting (“HSP”) has been retained by Diversinet to provide Dr. Pak’s services. In 2011, options to purchase 300,000 common shares at $0.18 per share, vesting equally in December 2011, June 2012 and December 2012 were granted to Dr. Pak upon his appointment to the position of interim CEO. In addition, 50,000 common shares with a fair value of $0.41 per share, vesting quarterly in arrears over a two year period were granted to Dr. Pak in exchange for services rendered in his role as member of the Company’s advisory board. During 2011, the Company paid HSP $15,000. The Company has transacted these services at the exchange amount.

During June 2010 as part of the Settlement and Mutual Release Agreement, HSA returned 6,956,152 Diversinet common shares to Diversinet for cancellation, valued at $3,060,707 (at a per share price of $0.44, being the closing price on the day prior to the effective date of the settlement agreement). The Company had commercial transactions with subsidiaries of HSA as disclosed in note 6 to these financial statements.